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EXHIBIT 10.38
[***] indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission.

Between,

On the one hand, LDR MEDICAL, SAS, a company duly organized and governed by French laws, with 260,852.40 Euros capital, whose registered office is at Hôtel de Bureaux 1, 4 Rue Gustave Eiffel in Rosières-Près-Troyes, France, listed on the Troyes Companies Register under number 433 924 529, acting on its own behalf as well as on behalf of its subsidiaries,
Represented by its Chairman, Christophe LAVIGNE.
Hereinafter referred to as “LDR MEDICAL”

And,

On the other hand, GREATBATCH MEDICAL SA, a company duly organized and governed by Swiss laws, with CHF 705,000 capital, whose registered office is at Rue de la Gare 15, 2502 Bienne, Switzerland, registration number CHE-106.036.988 , acting on its own behalf as well as on behalf of its subsidiaries,
Represented by its Director, Alexandre Akchoti and Authorized Representative, Thomas J. Mazza.
Hereinafter referred to as the “Supplier”

LDR MEDICAL and the Supplier are hereinafter referred to individually as a “Party” or collectively as the “Parties”.

Recitals:

A.	LDR MEDICAL is a company specialized in developing, designing and selling medical devices used to treat spine-related pathologies.

B.	The Supplier is a company specialized in manufacturing medical equipment as a subcontractor.

C.
On November 28, 2012, LDR MEDICAL entered into a supplier commercial contract with the Supplier’s affiliate, Greatbatch Medical SAS whereby LDR MEDICAL entrusted Greatbatch Medical SAS with the non-exclusive manufacturing of two LDR MEDICAL products developed by LDR MEDICAL: (i) MOBI-C PLUG & FIT USA and (ii) ROI-C (hereinafter the “Supply Agreement”).

D.
On November 28, 2012, LDR MEDICAL and Greatbatch Medical SAS, also entered into a contract called subcontracting agreement, in which LDR MEDICAL and Greatbatch Medical SAS in particular agreed to the regulatory and quality standards that apply to their relationship and to the Supply Agreement (hereinafter the “Subcontracting Agreement”).

E.	On July 23, 2012, LDR MEDICAL and Greatbatch Medical SAS also entered into a quality contract signed on July 23, 2012 (hereinafter the “Quality Contract”).

F.	LDR MEDICAL and the Supplier have now agreed to enter into a contract for the non-exclusive supply of MOBI-C (hereinafter the “Contract”).

1.	Purpose

1.1.
The purpose of the Contract is to set forth the manner in which the Supplier shall non-exclusively manufacture certain products developed by LDR MEDICAL and defined in Appendix 1 of the Contract (hereinafter the “Products”), and in particular to specify the procedures for placing orders, manufacturing and delivering the Products.

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2.	Duration

2.1.	The Contract shall come into force starting on January 1, 2016 (hereinafter the “Date of Effect”) for a period of five (5) years (hereinafter the “Initial Period”).

2.2.
Either Party may cancel the Contract at the end of the Initial Period. The notice period is eighteen (18) months. Accordingly, notice of the intent to terminate the Contract at the expiration of the Initial Period must be provided and sent by registered post with recorded delivery at least eighteen (18) months before the end date of the Initial Period. The notice period shall begin on the date of first submission of this notification of cancellation to the other Party.

2.3.
Once the Initial Period expires, unless notice has been provided that the Contract shall be cancelled pursuant to Clause 2.2, the Contract shall be automatically renewed for successive periods of [***] months (hereinafter the “Renewal Period(s)”). During any Renewal Period, the Contract may be cancelled by either Party; provided, however, that the party seeking to terminate the Contract must provide a minimum of eighteen (18) months’ notice to the other party. Notification of cancellation must be given by registered post with recorded delivery at least eighteen (18) months before the end date of the Renewal Period.

2.4.
For each Renewal Period, LDR MEDICAL and the Supplier agree that they will meet at least six (6) months before the Contract’s end date so as to agree, by way of a supplementary agreement, upon any possible amendments to the Contract for the next Renewal Period. In the absence of written agreement between LDR MEDICAL and the Supplier, and if notification of cancellation is not given, LDR MEDICAL and the Supplier agree that the terms and conditions applicable to the Contract for the next Renewal Period shall be the same as those for the current Renewal Period or the Initial Period, as the case may be.

2.5.
Should the Supplier, except if the Supplier cancels the Contract pursuant to Clause 10.1 or 10.2, cancel the Contract, the Supplier expressly agrees that LDR MEDICAL shall have the option of placing orders within [***] of receiving the cancellation notice, in either a single or multiple installment(s), for all or part of the Product quantities LDR MEDICAL has not yet ordered but that are otherwise part of LDR MEDICAL’s projected orders set forth in Appendix 2 for the [***]-month period following the date of termination (hereinafter “End-of-Contract Orders”) on a delivery schedule reasonably determined by the Supplier, which shall at least be on a schedule similar to prior deliveries of substantially similar quantities if the requested schedule by LDR MEDICAL cannot be met. LDR MEDICAL and the Supplier agree that this option must not be considered as being an obligation for LDR MEDICAL to order the total quantity of Products not yet ordered by LDR MEDICAL. With respect in particular to Clause 3.6 of the Contract, LDR MEDICAL and the Supplier agree that the Supplier may not refuse to honor End-of-Contract Orders.

2.6.
LDR MEDICAL and the Supplier understand and agree that should either Party cancel the Contract, as provided for in Clause 2.2 and/or should either Party fail to renew the Contract, as provided for in Clause 2.3, this shall never entitle the other Party to damages or compensation from the terminating Party.

2.7.
Notwithstanding what it is stated in Clause 2.6 of the Contract, LDR MEDICAL and the Supplier agree that LDR MEDICAL shall be entitled to cancel the Agreement at any time and without any advance notice [***]. Notification of cancellation shall be sent by registered post with recorded delivery. If LDR MEDICAL sends notification of cancellation under this Clause 2.7, [***], LDR MEDICAL will be responsible for all Safety Stock (as defined below), so long as such Safety Stock is delivered to LDR Medical. The cancellation described in this Clause 2.7 shall be effective on the date of Supplier’s receipt of the full payment described in the immediately preceding two sentences.

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3.	Placing Orders, Manufacturing and Deliveries

3.1.
LDR MEDICAL undertakes to send an order form, by email and/or facsimile to the Supplier which must list (i) the quantities of Products ordered, (ii) the references for these Products and (iii) the delivery date for these Products (the delivery date listed must be at least three and a half months after the Supplier’s receipt of the order form). In particular, each order form must also state the Contract reference, i.e. CC FRN GB 02 dated 31/12/2015.

3.2.	Orders shall be processed and managed according to the procedures set out in the Subcontracting Contract.

3.3.	LDR MEDICAL shall send each order form to the Supplier at one of the following addresses:

GREATBATCH MEDICAL SA, Rue de la Gare 15, Case Postale, 2501 Bienne, Suisse

[***]

3.4.	The Supplier undertakes to only manufacture and supply the Products ordered by LDR MEDICAL which have been ordered using an order form.

3.5.
LDR MEDICAL and the Supplier agree that the Supplier may use subcontractors, a list and details of these subcontractors are specified in Appendix 3 of the Contract (hereinafter the “Subcontractors”). The Supplier shall be solely responsible for this use of Subcontractors and the Supplier must ensure that the Subcontractors manufacture and supply the Products at the same level of requirements as are specified by the Contract and in particular by the Subcontracting Agreement. LDR MEDICAL and the Supplier agree that permission to use a new subcontractor, which the Supplier has not listed in Appendix 3 of the Contract, must be agreed upon beforehand in writing by LDR MEDICAL.

3.6.
Notwithstanding the delivery forecasts set out in Appendix 2, LDR MEDICAL and the Supplier agree that the right to issue order forms for the manufacturing of the Products at any time is left to LDR MEDICAL’s discretion, according to the needs inherent to any increased business activity which LDR MEDICAL might experience and this, in accordance with the provisions for issuing orders as set out above, without the Supplier being authorized to request any additional remuneration to that already provided for by this Contract and without prejudice to what is set out in Clause 3.7 of the Contract.

3.7.
The Supplier shall notify LDR MEDICAL and send its acceptance of each order form, by post or by email within [***] working days after receiving the aforementioned order form. Should the Supplier fail to give notification of its acceptance or rejection within [***] working days after receiving the order form, this shall be deemed to be the Supplier’s definite acceptance. LDR MEDICAL and the Supplier agree that the Supplier shall not be able to refuse any order forms for projected quantities of LDR MEDICAL Products, specified in Appendix 2 of the Contract, except if due to force majeure (hereinafter “Force Majeure” and as defined in Clause 16 of this Contract).

3.8.
The Supplier shall deliver the Products within the time period stipulated by LDR MEDICAL in the order form sent to the Supplier, and which has not been subject to any of the exceptional circumstances as set forth below.

In exceptional circumstances, the Supplier may refuse all or part of any order form (i) which the Supplier could not honor because of an occurrence of Force Majeure; (ii) which is [***] over the total projected amount for the corresponding months in the forecast set forth in Appendix 2; or (iii) when added to the other order forms dispatched over a period of [***] months, this order form will exceed forecast for this period set forth in Appendix 2 by over [***].

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3.9.
The Supplier shall be expressly bound to manufacture the Products ordered by LDR MEDICAL according to the requirements specified in the plans, specifications and/or purchase orders as well as any document that LDR MEDICAL gives to the Supplier.

3.10.
The Supplier will have the Products ordered by LDR MEDICAL ready at Supplier’s manufacturing facility set forth below for pick-up by LDR MEDICAL’s carrier and Supplier will have the Products packaged for delivery to the address which LDR MEDICAL shall supply. If no address is supplied, the delivery address shall be the following (hereinafter the “Default Address”):

•	LDR MEDICAL
Hôtel de Bureaux 1,
4, rue Gustave Eiffel
10430 Rosières-près-Troyes, France

Supplier’s manufacturing facility shall be:

•	Greatbatch Medical
4 rue Renée et Louis Landanger
ZI de la Vendue
52000 Chaumont, France

3.11.
LDR MEDICAL and the Supplier agree that LDR MEDICAL shall give notification by registered post of any change to LDR MEDICAL’s Default Address as stipulated in Clause 3.10. This change of Default Address shall become effective following the Supplier’s receipt of LDR MEDICAL’s registered post letter.

3.12.
The Supplier shall be bound to set up a safety stock equivalent to [***] US MOBI C Units total by [***] (hereinafter the “Safety Stock”). The Supplier shall be permitted to deplete the inventory of Safety Stock by (i) up to [***] pieces to satisfy its obligations under this Contract, or (ii) up to [***] pieces in the event LDR MEDICAL otherwise consents in writing. In the event of any depletion in Safety Stock, Supplier shall replenish the Safety Stock to the required levels within [***] months of Supplier’s depletion of such Safety Stock.

3.13.	LDR MEDICAL and the Supplier agree that the Supplier shall be bound, under its performance obligation, to supply LDR MEDICAL with Products that satisfy the warranties set forth in this Contract.

4.	Responsibilities if there is a Change in Design

4.1.
Should any order be cancelled by LDR MEDICAL, LDR MEDICAL shall notify the Supplier about any such change in writing. The aforementioned change shall take effect following the Supplier’ receipt of the notice sent by LDR MEDICAL. In such an event, LDR MEDICAL will be responsible for all finished good inventory, Safety Stock, WIP, Product-specific non-returnable purchased material and any non-cancelable purchase orders outstanding with the Supplier’s suppliers relating to such Products.

4.2.
Should a Product be modified, LDR MEDICAL shall notify the Supplier about any such modification in writing. The aforementioned change shall take effect following the Supplier’s receipt of the notice sent by LDR MEDICAL and the parties’ written agreement on the changes in lead time and pricing. In such an event, LDR MEDICAL will be responsible for all finished good inventory, Safety Stock, WIP, Product-specific non-returnable purchased material and any non-cancelable purchase orders outstanding with the Supplier’s suppliers relating to such Products.

4.3.
In the possible cases specified in Clauses 4.1 and 4.2, the Supplier must send LDR MEDICAL an inventory for the Products’ production (number of items in stock, finished Products, details of work in progress, etc.) within three business days. LDR MEDICAL and the Supplier agree that LDR MEDICAL may give instructions depending on how the work in progress is progressing which may possibly result in Products that are subject

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to a change in design being scrapped. In such an event, LDR MEDICAL will be responsible for all finished good inventory, Safety Stock, WIP, Product-specific non-returnable purchased material and any non-cancelable purchase orders outstanding with the Supplier’s suppliers relating to such Product.

4.4.
LDR MEDICAL and the Supplier must contact one another so that procedures for handling the aforementioned changes in design can be determined. LDR MEDICAL understands and agrees that any changes in the design may result in a change in the (a) the lead time for the Product and (b) the price of the Product, provided that Supplier provides reasonable documentation to LDR MEDICAL evidencing how the design change impacts the lead time and/or the pricing.

5.	Dealing with Non-compliant Goods

5.1.
If there are any Products that do not satisfy the applicable warranties set forth in this Contract, they shall be dealt with according to the procedures set out in the Subcontracting Agreement which may be amended and/or updated in writing on a regular basis by LDR MEDICAL and the Supplier.

5.2.
LDR MEDICAL and the Supplier agree that should the Subcontracting Agreement have to be amended and/or cancelled and replaced with another contract for the same purpose, this new subcontracting agreement shall effectively replace the existing Subcontracting Agreement, without the need for an amendment to this Contract, unless it is expressly agreed upon between LDR MEDICAL and the Supplier that this new subcontracting agreement may not automatically replace the Subcontracting Agreement. LDR MEDICAL and the Supplier hereby acknowledge that any amendment and/or cancellation or replacement of the Subcontracting Agreement which might be agreed upon by the Parties shall not alter or annul this Contract’s contractual obligations.

6.	Financial and Contractual Terms and Conditions
6.1. LDR MEDICAL’s forecasts

6.1.1.
LDR MEDICAL’s monthly forecast for the first eighteen (18) months and full [***] years of the Contract are listed in Appendix 2. LDR MEDICAL shall provide Supplier with an updated Appendix 2 on an annual basis no later than six (6) months prior to the end of a contractual year indicating LDR MEDICAL’s forecast for the following eighteen (18) months and the next [***]-year period. Unless agreed otherwise with Supplier in writing, such forecasts shall not be increased on an annual basis by more than [***] from any prior forecasted period.

6.1.2.
LDR MEDICAL and the Supplier agree that the first contractual year is for a period of twelve (12) months which shall start on the Date of Effect and shall end once this twelve (12)-month period expires. The second contractual year starts on the date when the first contractual year expires, for a period of twelve (12) months and shall end when this period of twelve (12) months expires. LDR MEDICAL and the Supplier agree that all subsequent contractual years shall start on the date of expiry of the previous contractual year and shall last for a period of twelve (12) months and shall end when this period of twelve (12) months expires.

6.1.3.	[***]

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6.1.4.	[***].
6.2 Pricing

6.2.1.	LDR MEDICAL and the Supplier agree that:

(i)	The list of prices for the Products is shown in Appendix 1 of the Contract;

(ii)
The prices for the Products are binding and applicable throughout the whole Initial Period of the Contract. Any alteration to the prices for the Products must be agreed upon beforehand in writing by LDR MEDICAL, except as set forth in Clause 6.2.3.;

(iii)	The prices, given in EUROS, shall not include taxes;

(iv)	The shipping terms will be EXW with the ex works point being the Supplier’s manufacturing facility.

6.2.2.
LDR MEDICAL and the Supplier agree that should Supplier desire to change the prices of the Products, Supplier must obtain LDR MEDICAL’S prior written consent, whether this happens during the Initial Period of the Contract or after the Initial Period. LDR MEDICAL and the Supplier agree here and now that reviewing the prices of the Products for the purpose of achieving the purpose of the Contract is cumulatively limited as follows:

(i)	LDR MEDICAL must agree beforehand and in writing to changing the prices of the Products, and this before anything is implemented;

(ii)	Except for price changes made with respect to Product modifications, or price changes permitted pursuant to Clause 6.2.3, the Supplier may not carry out more than [***]

(iii)
Any price review undertaken by the Supplier must necessarily be justified by an increase in costs and/or taxes levied on the Supplier by a public body, and/or by an increase in the Supplier’s costs due to an external factor or third party.

6.2.3.	[***].

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6.2.4.	Pricing changes shall become effective for all orders placed following the date of such pricing change.
6.3 Invoicing

6.3.1.
The Supplier shall send an invoice to LDR MEDICAL, reiterating in particular the information contained in the order form for each Product order duly delivered to LDR MEDICAL’s premises and approved as compliant by LDR MEDICAL.

6.4 Payment

6.4.1.
LDR MEDICAL and the Supplier agree that LDR MEDICAL shall pay the Supplier the total amount for each invoice for Products ordered and duly delivered to LDR MEDICAL’s premises and approved as compliant by LDR MEDICAL, within [***] calendar days from the date when the invoice is issued.

7.	Packaging and Dispatch

7.1.	The Supplier must dispatch the goods according to the batch sizes, predetermined in the Subcontracting Agreement.

7.2.	The delivery terms and conditions are set out in the Subcontracting Agreement.

8.	Ownership

8.1.
LDR MEDICAL and the Supplier agree that this Contract does not constitute the transfer of any intellectual or industrial property rights, thereby prohibiting the Parties from acquiring or laying claim to any intellectual or industrial property right which belongs to the co-contracting party.

8.2.
LDR MEDICAL and the Supplier hereby acknowledge that the Products are fully owned by LDR MEDICAL from their intellectual conception within LDR MEDICAL and from when manufacturing orders are placed with the Supplier up until their delivery to LDR MEDICAL’s premises after they have been manufactured by the Supplier.

8.3.
Under this contract, LDR MEDICAL and the Supplier agree that it shall be the Supplier’s duty to take responsibility for safeguarding the Products manufactured by the Supplier until these Products are picked up by the carrier at the Supplier’s manufacturing facility.

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9.	Jurisdiction Clause

9.1.
Any dispute arising from this Contract which cannot be settled out of court, shall be examined and interpreted in accordance with the laws of the French Republic. In this event, the courts in Troyes, France shall have sole jurisdiction.

10.	Breach

10.1.
This Contract may be cancelled by either Party should there be substantive non-performance by the other Party of one of its obligations stipulated herein. For this purpose, the Party which considers that its rights have been infringed shall send written notification to the Party in breach, and if this breach has not been remedied within a period of thirty (30) days following reception of this notification, the Party whose rights have been infringed shall be entitled to cancel this Contract. [***]. LDR MEDICAL and the Supplier agree that if this Contract is cancelled by LDR Medical pursuant to this Clause 10.1, Product orders placed by LDR MEDICAL before the Contract is actually cancelled must be honored by the Supplier, and without the Supplier being able to invoke Clause 3.6 of this Contract. Except in the event this Contract is terminated for breach by Supplier, LDR MEDICAL will be responsible for all finished good inventory, Safety Stock, WIP, Product-specific non-returnable purchased material and any non-cancelable purchase orders outstanding with the Supplier’s suppliers relating to the Products.

10.2.
Either party may, at its own discretion, immediately cancel this Contract by giving written notice to the other party should there be bankruptcy, insolvency, assignment in favor of creditors or similar procedures concerning the liquidation or dissolution of the other party.

11.	Confidentiality

11.1.
With this Contract, the Parties undertake not to disclose Confidential Information (hereinafter “Confidential Information”) exchanged between them, nor to use it for any purposes other than the performance of this Contract.

11.2.
Under this Contract, the Confidential Information disclosed between the Parties is understood to be all the technical, scientific, sales and marketing, pricing, manufacturing processes, procedures and methods and commercial information or any other information which belongs to or is held by either of the Parties, and communicated between the Parties in any form whatsoever (written, verbal, by computer or by any other means) throughout the whole Initial Period without it being necessary to mention their confidential nature beforehand; the aforementioned Confidential Information shall also include, but not be limited to, the terms and conditions and provisions of this Contract and retroactively any information exchanged between the Parties before this Contract.

11.3.
The Party which receives the Confidential Information (the “Recipient Party”) from the Party which discloses it (the “Disclosing Party”) shall receive, process and protect this Confidential Information with all the due diligence required for this, namely in exactly the same way as if it were handling its own information.

11.4.
Under this Contract the Parties undertake not to communicate Confidential Information to any third parties without the express and prior written consent of the Disclosing Party. They also agree that Confidential Information shall only be made available to employees, independent contractors and/or agents of the

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Recipient Party who need to know about this Confidential Information in order to perform the aforementioned Party’s obligations under this contract, this latter party shall inform them about the confidential nature of the Confidential Information and shall do its utmost to ensure this Clause is enforced, which if necessary shall include signing confidentiality agreements where such agreements do not exist.

11.5.
Moreover, the Recipient Party shall limit the reproduction of any form(s) derived from the Confidential Information, unless this is necessary so that the purpose of this Contract can be carried out. In addition, the Parties undertake to take all reasonable measures to protect the Confidential Information and prevent it from being stolen, copied and reproduced and to prevent any unauthorized use, disclosure or dissemination.

11.6.	Notwithstanding the above, the Recipient Party shall not be required to protect or keep confidential, and shall have no impediment in using, the following Confidential Information:

(i)	Information which belongs to or falls within the public domain without this being the doing of the Recipient Party; or

(ii)
Information which is already known to the Recipient Party and which has been recorded in writing by the Recipient Party before the date of this Contract, unless otherwise required to be kept confidential by agreement between the Parties; or

(iii)	Information which is subsequently legitimately received by the Recipient Party from a third party; or

(iv)
Information which is developed independently by an employee or consultant working for the Recipient Party who had no prior direct or indirect knowledge of the information disclosed under this Contract; or

(v)	Information which has to be disclosed due to a court judgment that cannot be appealed provided that the Disclosing Party is informed of this in writing as quickly as possible; or

(vi)	Information which must be given to government or administrative authorities provided that the Disclosing Party is informed of this in writing as quickly as possible.

11.7.
The Parties agree that this Clause shall apply throughout the whole duration of this Contract, including any Renewal Period, and for a duration of [***] years following the termination or expiration of this Contract.

11.8.
All Confidential Information shall remain the property of the Disclosing Party; the Recipient Party undertakes to return said information to the Disclosing Party and/or destroy it within a period of thirty (30) calendar days following receipt of a written request from the Disclosing Party or within a period of thirty (30) calendar days following cancellation of this Contract. In the event that neither Party requests that information be returned, the Parties hereby acknowledge that they shall uphold their obligations not to disclose Confidential Information as set out in this Clause.

Notwithstanding the above, in the event that the Confidential Information cannot be handed back to the Disclosing Party under regulations that apply to the Recipient Party, this latter Party undertakes to write to the Disclosing Party providing a precise list of the Confidential Information in question and the legally required length of time of the aforementioned archiving.

11.9.
The Parties agree that a violation of the covenants set forth in this Article 11 may cause damages to the other Party that are significant, material and difficult or impossible to adequately measure and the injured Party will be entitled to seek and obtain injunctive or other equitable relief compelling compliance in terms of this Agreement (in addition to any other remedies available, including, but not limited to, monetary damages).

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12.	Disagreements - Disputes

12.1.
Should a disagreement arise under this Contract which cannot be resolved through usual business practice within [***] days of the disagreement, LDR MEDICAL’s managers and the Supplier’s managers shall quickly hold a meeting to attempt to resolve the problem in good faith.

12.2.
If LDR MEDICAL’s managers and the Supplier’s managers are unable to resolve the dispute within a reasonable period of time of [***] days following the meeting between the parties referenced in Section 12.1, the disagreement shall be brought before the Troyes Tribunal de Grande Instance (Regional Court) in France.

13.	Various

13.1.	Should a provision of this Contract be declared invalid, illegal or unenforceable, such a declaration shall not affect the validity of the remaining clauses of this Contract.

13.2.
This Contract constitutes the entire agreement between the parties as far as the purpose of this Contract is concerned and replaces any other previous oral or written agreement and commitment of the parties, with respect to the purpose of this Contract and in particular the Supply Agreement. LDR MEDICAL and the Supplier agree that the Contract shall not replace either (i) the Subcontracting Agreement, or (ii) the Quality Contract. The Subcontracting Agreement and the Quality Agreement, while entered into by GREATBATCH MEDICAL SAS, shall apply to Supplier, and Supplier hereby adopts and agrees to all terms and conditions of the Subcontracting Agreement and the Quality Agreement, as may be amended from time-to-time, as though entered into by Supplier. In the event of a conflict between this Contract, the Subcontracting Agreement, and/or the Quality Agreement, this Contract shall control.

13.3.	Any amendment to the Contract must be confirmed in writing and signed by LDR MEDICAL and the Supplier.

13.4.	[INTENTIONALLY OMITTED.]

13.5.	The Appendices of this Contract are an integral part of this Contract.

13.6.	Each of the parties has drawn up this Contract so that it may be executed in two (2) copies by their respective representative.

13.7.
Neither Party may, without the other Party’s prior written agreement, transfer this Contract or any rights, privileges and obligations arising from this Contract to any other person, company or corporation, including in the case of acquisition, fusion or consolidation with another company. Any attempt to transfer the Contract which would violate the terms of this clause shall be null and void. However, either Party may transfer this Contract or any rights, privileges and obligations arising from this Contract to (a) any of its affiliates or (b) any other person, company or corporation which acquires such Party, or acquires substantially all of such Party’s assets to which this Contract relates; provided, however, that Supplier shall not be allowed to transfer this Contract to any party that, as part of its business, sells spinal implants directly to the end user of such implants (i.e. hospitals and doctors) and competes with LDR MEDICAL without LDR MEDICAL’s consent, which consent can be withheld in LDR MEDICAL’s sole and absolute discretion.

13.8.
The Parties expressly authorize the other Party to disclose the existence and content of the whole Contract to the United States Securities and Exchange Commission, as well as to any authority responsible for the Party and/or its parent company, so as to comply with legislation, codes, regulations or similar government requirements.

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13.9.
The Supplier is an independent contracting party which operates autonomously and is not bound by any relationship of subordination with regard to LDR MEDICAL. Consequently, the Supplier shall not be considered as being a legal representative, agent or any entity under LDR MEDICAL’s direct or indirect, total or partial control, The Supplier shall have no power or entitlement to legally bind, represent or commit LDR MEDICAL without LDR MEDICAL’s prior written agreement.

14.	Limitations

NOTWITHSTANDING ANYTHING TO THE CONTRARY STIPULATED IN THIS CONTRACT, UNDER NO CIRCUMSTANCES SHALL THE SUPPLIER’S FULL LIABILITY UNDER THIS CONTRACT EXCEED [***].

15.	Limited Warranty

The Supplier warrants that each Product sold under this Contract, for the [***] period commencing upon LDR MEDICAL’s receipt of the Product, shall comply with the applicable Specifications and shall be free from defects in material and workmanship. Notwithstanding anything to the contrary stipulated in this Contract, the Supplier’s warranty such as supplied in this Contract shall be null if any repair, amendment, modification or work has been carried out on the aforementioned Product or insofar as any alleged defect is the result of misuse, improper use, incorrect storage or maintenance, an accident, action or inaction by any party other than the Supplier. The Supplier shall not be liable for (a) the quality or condition of any material supplied by or through LDR MEDICAL or (b) any defect insofar as it is due to usage that does not comply with the applicable instructions. Subject to the foregoing, if a Product is not as it is guaranteed to be, and LDR MEDICAL notifies the Supplier in writing and returns this Product to the Supplier within a period of sixty (60) days following the discovery of the defect by LDR MEDICAL, the Supplier shall choose to either quickly repair or replace the defective Product or it shall reimburse the Product’s purchase price. Before returning a Product to the Supplier, LDR MEDICAL must contact the Supplier and the Supplier must provide LDR MEDICAL with a RMA number. LDR MEDICAL may only return the approved items and quantities through the RMA. Any Product that is repaired or replaced shall be sent back to LDR MEDICAL and the Supplier alone shall bear the costs. Such exclusive remedy shall not be deemed to have failed in fulfilling its essential purpose as long as the Supplier shall be willing and able to repair or replace a defective Product or to reimburse the purchase price as indicated. THE REPAIR OR REPLACEMENT OF THE PRODUCT OR REIMBURSEMENT OF THE PURCHASE PRICE SUCH AS IS PROVIDED FOR UNDER THIS LIMITED WARRANTY, IS THE EXCLUSIVE REMEDY FOR LDR MEDICAL. THE WARRANTIES IN THIS CLAUSE REPLACE ANY OTHER EXPRESS OR IMPLICIT, MANDATORY OR OTHER WARRANTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

16.	Force majeure

Under this Contract, no Party shall be in default should it fail to fulfill any of its obligations arising from this Contract if the aforementioned failure is a result of circumstances beyond that Party’s control and not attributable to that Party’s error or negligence. This includes, but is not limited to, any natural catastrophe, act of public enemies, terrorism, government action, fire, flooding, earth quake, epidemic, quarantine, embargo on goods and failure by transport operators. If it appears that pursuant to this Contract, either of the Parties may be delayed in executing it because of force majeure, that Party shall inform the other Party about this as soon as possible. During the period when, as a

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consequence of force majeure, one of the Parties shall suspend fulfillment of its obligations arising from this Contract, the other Party may also suspend fulfillment of all or some of its obligations which arise from this contract (other than the obligation to pay any amount owed) insofar as the aforementioned suspension is reasonable from a business point of view. Both Parties to this Contract expressly agree that an internal strike on their premises, whether total or partial, shall not be regarded as constituting force majeure.

17.	Cooperation Related to [***]

[***]

18.	Manufacturing Location Changes

Notwithstanding anything in this Contract, the Subcontracting Agreement or the Quality Contract to the contrary, in the event that Supplier wishes to manufacture a Product at a different location, LDR MEDICAL will approve such change so long as (i) Supplier provides notice to LDR MEDICAL [***] months before the location change to allow for qualification of the Products, and (ii) Supplier satisfies its obligations in this Clause 18.  Supplier will provide LDR MEDICAL with first article inspection, transfer plans, site specifications, on-site inspection and audit opportunities and any reasonable documentation, as reasonably requested by LDR MEDICAL, to ensure Supplier’s ability to continue production of each Product to meet its Specifications. Notwithstanding the foregoing, LDR MEDICAL shall not be required to purchase a Product manufactured at such new location until the applicable Regulatory Agencies have approved, as applicable, such new location for such Product; and, Supplier shall continue to manufacture the applicable Products from its existing location until such time, or otherwise as agreed to by LDR MEDICAL.

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Drawn up in two original copies and effective as of December 31, 2015.

GREATBATCH MEDICAL SA	LDR MEDICAL, SAS
Alexandre Akchoti	Christophe LAVIGNE
Director	Chairman

/s/ Alexandre Akchoti	/s/ Christophe Lavigne

Thomas J. Mazza
Authorized Representative

/s/ Thomas J. Mazza

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Appendix 1
PRODUCTS AND PRICES

[***] Mobi C	[***] EUR YEAR [***]
[***] Mobi C	[***] EUR YEAR [***]
[***] Mobi C	[***] EUR YEAR [***]
[***] Mobi C*	[***] EUR YEAR [***]

[***]

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Appendix 2
FORECAST

18-Month Forecast

Contractual Month	[***]Units	[***] Units
1	[***]	TBD following validation
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]
12	[***]
13	[***]
14	[***]
15	[***]
16	[***]
17	[***]
18	[***]

[***] Forecast

Contractual year	[***] Units	[***] Units
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Appendix 3
List of Subcontractors

[***]

[***]

[***]

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Appendix 4
LDR [***]

Insert only [***].

[***] Units

[***]	LDR [***] (in parts)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Units

[***]	LDR [***] (in parts)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Appendix 5
[***]

[***]

[***]

[***]

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